Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”), made as of October 13, 2022, by and between ROC DIGITAL MINING I LLC, a Delaware limited liability company (“Debtor”) promises to pay to the order of BITMINE IMMERSION TECHNOLOGIES, INC., a Delaware corporation (“Secured Party”).

W I T N E S S E T H:

WHEREAS, the Debtor has executed a Promissory Note of even date herewith which evidences a certain loan from the Secured Party to the Debtor in the aggregate principle sum of One Million Two Hundred Thousand Dollars and No Cents ($1,200,000.00) on the terms and conditions state therein (the “Note”); and

WHEREAS, the Debtor is entering into this Security Agreement in order to induce the Secured Party, among other things, to continue to extend credit to the Debtor under future notes and otherwise;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       The Security Interest

In order to secure the due and punctual payment and performance of the indebtedness and obligations owning from the Debtor to the Secured Party arising under the Note (the “Obligations,” which term shall include all expenses, including reasonable attorneys’ fees incurred or paid by the Secured Party in exercising, protecting or seeking to protect any of its rights hereunder or in realizing on the Collateral), the Debtor hereby grants to the Secured Party a continuing security interest, and any proceeds thereof (“Security Interest”) the items of equipment listed on Schedule A attached hereto (hereinafter called the “Collateral”).

2.       Filing; Further Assurance

The Debtor will permit the Secured Party, at the Secured Party’s expense, to file and record financing statements covering the Collateral, in order to create, preserve, perfect or validate any security interest or to enable the Secured Party to exercise and enforce the Secured Party’s rights hereunder with respect to any of the Collateral.

The right is expressly granted to the Secured Party, at the Secured Party’s discretion, to file in those jurisdictions where the same is permitted one or more financing statements under the Uniform Commercial Code signed only by the Secured Party, naming the Debtor as debtor and the Secured Party as secured party, and indicating therein the types or describing the items of Collateral herein specified.

3.       Representations and Warranties of Debtor

The Debtor hereby represents and warrants to the Secured Party as follows:

(a)       The Debtor is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The Debtor is qualified to do business in every jurisdiction in which it is doing business, except to the extent that the failure to so qualify will not have a material adverse effect on the Debtor or its business.

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(b)       The Debtor has the power to execute, deliver and perform this Security Agreement. The execution, delivery and performance of this Security Agreement has been duly authorized, will not violate the operating agreement of the Debtor or any law, regulation or court order, and will not result in the default in any agreement or indenture to which the Debtor is a party or by which it or its assets are bound.

(c)       The Debtor has good and marketable title to the property and assets, which are reflected on its financial statements. All of the Collateral is owned by the Debtor, free and clear of all liens and encumbrances and liens and encumbrances in favor of the Secured Party. All of the other property and assets of the Debtor reflected on its financial statements is owned by the Debtor, free and clear of all liens and encumbrances. No effective financing statement covering the Collateral or any proceeds thereof is on file in any public office, except financing statements in favor of the Secured Party.

(d)       There are no actions, suits or proceedings at law or in equity pending or threatened before any court or administrative body in which it will be or is sought to restrain or prohibit or obtain damages or other relief in connection with the Security Agreement or the consummation of the transactions contemplated thereby. No restraining order or injunction shall prevent the transactions contemplated by the Security Agreement.

(e)       The Debtor has filed all federal, state and local tax returns and other reports, which it is required by law to file and has paid all taxes and other charges that are due and payable.

(f)       The Debtor’s principal place of business, chief executive office and place where it keeps its records concerning the Collateral is the location set forth on Schedule B attached hereto.

4.       Covenants of Debtor

The Debtor hereby covenants and agrees as follows:

(a)       The Debtor will not encumber, pledge, mortgage, grant a security interest in, assign, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or any levy, seizure or attachment which is not removed or stayed within thirty (30) days, or otherwise, any of the Collateral.

(b)       The Debtor will not change its name without giving the Secured Party thirty (30) days prior written notice in which it sets forth its new name and the date on which the new name shall first be used.

(c)       The Debtor will, upon demand, furnish to the Secured Party such further information and will execute and deliver to the Secured Party such financing statements, and other instruments or documents, and will do all such acts as the Secured Party may, at any time, or from time to time, reasonably request, or as may be necessary or appropriate to establish and maintain a valid and enforceable first priority security interest of the Secured Party in the Collateral.

(d)       The Debtor will notify the Secured Party, in writing, promptly upon its learning of any event, condition, litigation, administrative proceedings or other circumstance which may materially and adversely affect the operations, financial conditions or business of the Debtor or the Collateral or the Secured Party’s security interest therein.

(e)       The Debtor will preserve and keep in force its corporate existence, and will promptly pay all lawful taxes and assessments. Unless the Secured Party consents in writing, the Debtor will not incur, create or assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance on the Collateral other than those in favor of the Secured Party created hereby.

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5.       Location of Chief Executive Office and Collateral, Etc.

The Debtor will maintain its chief executive office at the address designated on Schedule B and shall maintain the Collateral at the locations set forth on Schedule B. The Debtor will not locate the Collateral at any other or additional location, except such other or additional location as the Secured Party may approve in writing.

The Debtor will keep the records concerning the Collateral at its chief executive office, as set forth on Schedule B, or at such other place or places as the Secured Party may approve in writing. The Debtor will hold and preserve such records and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

6.       Events of Default

The Debtor shall be in default under this Security Agreement upon the occurrence of any one of the following events (herein referred to as an “Event of Default”):

(a)       Any representation or warranty made herein shall be false or misleading in any material adverse respect; or

(b)       Any event of default shall have occurred under the Note.

7.       Remedies Upon Event of Default

7.1       Remedies. Upon and after an Event of Default, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law.

7.2.      Notice of Disposition by Secured Party. Any notice required to be given by the Secured Party of a sale, lease, or other disposition of the Collateral or any other intended action by the Secured Party, if given not less than ten (10) days prior to such proposed action, shall constitute commercially reasonably and fair notice thereof to the Debtor.

8.       Rights of Secured Party to Use and Control Collateral

Upon the occurrence of an Event of Default and while it is continuing, the Secured Party shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Debtor and all persons claiming under the Debtor wholly or partly therefrom, and thereafter to hold, store, use, manage and control the same.

9.       General Authority

The Debtor hereby irrevocably appoints the Secured Party as the Debtor’s true and lawful attorney, with full power of substitution, in the name of either the Debtor or the Secured Party, but at the Debtor’s expense, to the extent permitted by law to exercise, at any time and from time to time after any Event of Default has occurred and while it is continuing, all or any of the following powers with respect to all or any of the Collateral (which powers shall be in addition and supplemental to any powers, rights, and remedies of the Secured Party described herein):

(a)       To settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(b)       To sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof as fully and effectually as if the Secured Party was the absolute owner thereof; and

(c)       To discharge any taxes, liens, security interests or other encumbrances at any time placed thereon;

provided that the Secured Party shall give the Debtor not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of any of the Collateral (which period of time the Debtor agrees is reasonable), except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognizable market. The Secured Party and the Debtor agree that such notice constitutes “reasonable notification” within the meaning of Section 9-504(3) of the Uniform Commercial Code (“Code”).

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10.     Application of Collateral and Proceeds

All distributions on account of, and the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

(a)       First, to pay the reasonable expenses of such sale or other realization, and all reasonable expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other reimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 11;

(b)       Second, to the payment of the Obligations in such order or manner as the Secured Party, in the Secured Party’s sole discretion, shall determine;

(c)       Third, to the satisfaction of any subordinate security interest in the Collateral if required under Section 9-504(1)(c) of the Code; and

(d)       Finally, to pay to the Debtor, or its successor and assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

11.     Expenses; Secured Party’s Lien

The Debtor will forthwith, upon demand, pay to the Secured Party:

(a)       The amount of any taxes which the Secured Party may have been required to pay by reason of the security interests herein created (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon, and

(b)       The amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in its employ, which the Secured Party may incur in connection with (a) the collection, sale or other disposition of any of the Collateral; (b) the exercise by the Secured Party of any of the powers conferred upon it hereunder or (c) any default hereunder by the Debtor.

12.     Termination of Security Interest Release of Collateral

Upon the repayment and performance in full of all the Obligations, the security interest herein created shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination of the Security Interest or release of Collateral, the Secured Party will, at the Debtor’s expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interest or the release of such Collateral, as the case may be.

13.     Notices

All notices, communications and distributions hereunder shall be in writing and shall be made by hand delivery, first class mail (certified, return receipt requested, postage prepaid), reputable national overnight air courier (e.g., Federal Express) addressed to the parties at the respective addresses set forth on the first page of this Security Agreement, by electronic mail if adequate confirmation of receipt is provided, or to such other address as the party receiving such notice shall have properly designated by notice to the other party hereto in accordance with this Section 13. Each such notice shall be deemed given at the time delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent be electronic mail; and the next business day after timely delivery to courier, if sent by overnight air courier guarantying next day delivery.

14.       Waivers; Non-Exclusive Remedies

No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law.

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15.     Changes in Writing

Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by an authorized agent of the party against which enforcement of the change, waiver, discharge or termination is sought.

16.     Georgia Law; Meaning of Terms

This Security Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of the any state other than New York are governed by the laws of such other state. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Georgia Uniform Commercial Code have the meanings therein stated.

17.     Separability

If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

18.     Headings

The headings in this Security Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

19.     Counterparts

This Security Agreement may be signed in any number of counter parts with the same effect as if the signature thereon and hereto were upon the same instrument.

20.     CONSENT TO JURISDICTION; WAIVER OF JURY TRAIL

THE DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF GEORGIA AND WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT.

IN WITNESS WHEREOF, this Security Agreement has been executed by the undersigned as of the day and year first above written.

ROC DIGITAL MINING I LLC

By: ROC DIGITAL MINING MANAGER LLC, its Manager

By: /s/ Nick Marrocco

Name: Nick Marrocco

Title: Initial Manager

BITMINE IMMERSION TECHNOLOGIES, INC.

By: /s/ Jonathan Bates

Name: Jonathan Bates

Title: Chief Executive Officer

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SCHEDULE A

to Security Agreement,

dated October 13, 2022 between

BitMine Immersion Technologies, Inc. and Roc Digital Mining I LLC

List of Equipment:

Four (4) 40ft Submer Immersion Mining Container Units ("Crypto Megapod”)

-	8 tanks per unit.
-	8 dry coolers per unit.
-	8000 liters dialectric fluid per container
-	24 CAT-6 cables per tank.
-	24 Y-Split 2xC13 AWG 12 cables per tank.
-	2 1000A Panel boards per container.
-	All accessories and components as required.

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SCHEDULE B

to Security Agreement,

dated October 13, 2022 between

BitMine Immersion Technologies, Inc. and Roc Digital Mining I LLC

The Debtor’s chief executive office, principal place of business and place where the records relating to the Collateral shall be kept is located at:

33 Commercial Street, Raynham, MA 02767

The Collateral will be located at:

435 County Road, 420 East, #21B, Pecos, Texas

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